UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 2, 2020 (March 31, 2020)

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Sunnova Energy International Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-38995	30-1192746
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

20 East Greenway Plaza, Suite 475
Houston, Texas 77046
(Address, including zip code, of principal executive offices)

(281) 985-9904
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.0001 par value per share	NOVA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

TEP IV Amendment

On March 31, 2020, a wholly owned subsidiary (the "TEP IV Borrower") of Sunnova Energy International Inc., a Delaware corporation (the "Company"), entered into that certain Fifth Amendment to the Credit Agreement (the "TEP IV Amendment"), which amends that certain Credit Agreement, dated as of September 6, 2019 (the "TEP IV Credit Agreement"), by and among the TEP IV Borrower, certain other subsidiaries of the Company, Credit Suisse AG, New York Branch, as agent, and the lenders and other financial institutions party thereto.

The TEP IV Amendment amended the TEP IV Credit Agreement to, among other things, (i) increase the maximum facility amount from $200 million to $400 million, all of which comes from Class A lenders on an uncommitted basis, (ii) increase both the Class A and Class B interest rate by 0.4%, which portion of interest is paid as a subordinate payment lower in the payment waterfall than what are now the senior interest payments, (iii) increase the Class B senior interest rate and (iv) modify the borrowing base calculations so that a portion of the borrowing base is shifted from Class B to Class A lenders.

SLA Amendment

On Mach 31, 2020, a wholly owned subsidiary (the "SLA Borrower") of the Company entered into that certain Amendment No. 5 to the Amended and Restated Credit Agreement (the "SLA Amendment"), which amends that certain Amended and Restated Credit Agreement, dated as of March 27, 2019 (the "SLA Credit Agreement"), by and among the SLA Borrower, certain other subsidiaries of the Company, Credit Suisse AG, New York Branch, as agent, and the lenders and other financial institutions party thereto.

The SLA Amendment amended the SLA Credit Agreement to, among other things, (i) permanently increase the advance rate applied to certain solar loans for which the underlying solar equipment is not yet installed and (ii) extend the temporary increase in the concentration limit for eligible solar loans for which the underlying solar equipment is located in Puerto Rico until May 31, 2020.

The foregoing descriptions of the TEP Amendment and the SLA Amendment are qualified in their entirety by reference to the full text of the TEP Amendment and the SLA Amendment, copies of which the Company plans to file as exhibits to its Quarterly Report on Form 10-Q for the quarter ending March 31, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNNOVA ENERGY INTERNATIONAL INC.

Date: April 2, 2020	By:	/s/ Walter A. Baker
Walter A. Baker
Executive Vice President, General Counsel and Secretary